UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2006 (January 25, 2006)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01		23-2215075
(Commission File Number)		(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA		19512
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On January 25, 2006, the Board of Directors of National Penn Bancshares, Inc., acting upon the recommendation of the Compensation Committee of the Board, approved a restructuring of the retirement benefits package for National Penn employees, as part of an overall strategy for National Penn to remain both a financially strong company and a competitive employer. In doing so, the Board approved Amendment No. 11 to the National Penn Bancshares, Inc. Capital Accumulation Plan, a defined contribution (401(k)) plan, and Amendment No. 6 to the National Penn Bancshares, Inc. Pension Plan, a defined benefit plan, which amendments are filed in this Report as Exhibits 10.1 and 10.2, respectively.

Under the Capital Accumulation Plan, as amended:

•	Persons will become eligible for participation on the first day of the month following 30 days of employment.

•	For newly-eligible employees, enrollment at 1% of base compensation will be automatic, subject to an “opt-out” procedure.

•
A discretionary profit sharing account is added to the Plan, which will initially utilize the same earnings per share targets as National Penn’s annual Executive Incentive Plan and Management Incentive Plan. The vesting schedule for the profit sharing contribution will be 5-year “cliff” vesting, as in National Penn’s defined benefit Pension Plan.

•
In implementing the new profit sharing account feature of the Plan, National Penn management intends to provide, in the first three years, that each participant will receive a minimum contribution of 1% of his or her base compensation (up to a maximum compensation amount of $100,000).

•
Otherwise, the existing features of the Capital Accumulation Plan will continue without change, including the employer “match” of 50% of the first 7% of an employee’s compensation contributed to the Plan.

Under the Pension Plan, as amended:

•	Effective April 1, 2006, pension benefits will be based on a 2-part benefit calculation:

■	A benefit earned as of March 31, 2006 under the terms of the Pension Plan as effective on that date; and
■	A benefit earned from and after April 1, 2006, based on an employee’s Plan compensation not to exceed $50,000 per year.

•
Employees of National Penn Mortgage Company and of Nittany Financial Corp. and its subsidiaries (acquired by National Penn on January 26, 2006) will be eligible for participation effective April 1, 2006.

•	Otherwise, the existing features of the Pension Plan will continue without change.

The foregoing description of the amendments to the Capital Accumulation Plan and the Pension Plan does not purport to be complete and is qualified in its entirety by reference to the texts of the Plan amendments, which are filed herein as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Section 9.01 - Financial Statements and Exhibits

(c)	Exhibits.

	10.1	Amendment No. 11 to the National Penn Bancshares, Inc. Capital Accumulation Plan (Amended and Restated Effective January 1, 1997).

	10.2	Amendment No. 6 to the National Penn Bancshares, Inc. Pension Plan
(Amended and Restated Effective January 1, 2001).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By	/s/Wayne R. Weidner
Name:	Wayne R. Weidner
Title:	Chairman and CEO

Dated: January 27, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 11 to the National Penn Bancshares, Inc. Capital
Accumulation Plan (Amended and Restated Effective January 1, 1997).

10.2	Amendment No. 6 to the National Penn Bancshares, Inc. Pension Plan
(Amended and Restated Effective January 1, 2001).